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EXHIBIT 10(a)


AMENDMENT NO. 4
                                     TO THE
                  LIZ CLAIBORNE PROFIT-SHARING RETIREMENT PLAN

              (As Amended and Restated Effective January 1, 1987)



                  The Liz Claiborne Profit-Sharing Plan (as amended and restated effective January 1, 1987), is hereby further amended pursuant to Section 12.1 in the following respect:

                  Section 7.2.2 is amended, effective July 1, 1995, by adding the phrase, "and, prior to July 1, 1995" "After December 31, 1988" in the second sentence thereof, and by adding a sentence after the second sentence thereof to read as follows:


                  Effective July 1, 1995, a Member may elect to have his entire Distribution Account established under Section 6.2 distributed to him as soon as practicable after any Valuation Date following the later of (a) July 1, 1995 and (b) his Termination of Employment, but no later than the Valuation Date coincident with or immediately following his Normal Retirement Date.


                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, the 30 day of June, 1995.

                                                          LIZ CLAIBORNE, INC.
                                                     By:  /s/ Jerome A. Chazen